CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in the Statement of Additional Information constituting part of this Post-
Effective Amendment No. 24 to the Registration Statement on Form N-6 of our report dated April 24,
2009 relating to the statutory basis financial statements of the National Life Insurance Company, which appear in such Statement of Additional Information. We also hereby consent to the use of our report dated February 26, 2009 relating to the consolidated financial statements of NLV Financial
Corporation and our report dated April 24, 2009 relating to the financial statements of the National
Variable Life Insurance Account, both of which appear in such Statement of Additional Information.
We also consent to the reference to us under the heading “Experts” in such Statement of Additional
Information.

Hartford, Connecticut April 29, 2009